ANCILLARY TRUST AGREEMENT
                           FOR THE INVESTMENT TRUST OF THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN

                            (as effective January 1, 1993)







                                  TABLE OF CONTENTS


          ARTICLE I      PURPOSE  . . . . . . . . . . . . . . . . . . .   2

          ARTICLE II     CONSTRUCTION . . . . . . . . . . . . . . . . .   3

               SECTION 2.1.   GENERAL . . . . . . . . . . . . . . . . .   3
               SECTION 2.2.   APPLICABLE LAW  . . . . . . . . . . . . .   4

          ARTICLE III    ASSETS AND INVESTMENTS . . . . . . . . . . . .   4

               SECTION 3.1.   ANCILLARY TRUST ASSETS  . . . . . . . . .   4
               SECTION 3.2.   INVESTMENT OF ASSETS  . . . . . . . . . .   4

          ARTICLE IV     DUTIES AND POWERS  . . . . . . . . . . . . . .   8

               SECTION 4.1.   DUTIES  . . . . . . . . . . . . . . . . .   8
               SECTION 4.2.   POWERS OF ANCILLARY TRUSTEE . . . . . . .   9

          ARTICLE V      VALUATION OF ASSETS AND ACCOUNTING . . . . . .  11

               SECTION 5.1.   VALUATION OF ASSETS . . . . . . . . . . .  11
               SECTION 5.2.   ACCOUNTINGS . . . . . . . . . . . . . . .  12

          ARTICLE VI     AMENDMENT AND MERGER . . . . . . . . . . . . .  12

               SECTION 6.1.   RESERVATION OF RIGHT TO AMEND AND
                              RESTRICTIONS THEREON  . . . . . . . . . .  12
               SECTION 6.2.   AMENDMENT PROCEDURE . . . . . . . . . . .  13
               SECTION 6.3.   MERGER OR CONSOLIDATION . . . . . . . . .  13

          ARTICLE VII    RESIGNATION, REMOVAL AND SUCCESSOR ANCILLARY
                         TRUSTEE  . . . . . . . . . . . . . . . . . . .  13

               SECTION 7.1.   RESIGNATION . . . . . . . . . . . . . . .  13
               SECTION 7.2.   REMOVAL . . . . . . . . . . . . . . . . .  13
               SECTION 7.3.   SUCCESSOR . . . . . . . . . . . . . . . .  14

          ARTICLE VIII   MISCELLANEOUS  . . . . . . . . . . . . . . . .  14

               SECTION 8.1.   ANCILLARY TRUSTEE'S COMPENSATION AND
                              EXPENSES  . . . . . . . . . . . . . . . .  14
               SECTION 8.2.   TAXES . . . . . . . . . . . . . . . . . .  15
               SECTION 8.3.   RECORDS . . . . . . . . . . . . . . . . .  15
               SECTION 8.4.   ACCEPTANCE BY ANCILLARY TRUSTEE . . . . .  15
               SECTION 8.5.   AGREEMENT BINDING . . . . . . . . . . . .  15
               SECTION 8.6.   GENERAL RESTRICTIONS  . . . . . . . . . .  15







                              ANCILLARY TRUST AGREEMENT
                           FOR THE INVESTMENT TRUST OF THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN

                            (as effective January 1, 1993)


               THIS ANCILLARY TRUST AGREEMENT, made and entered into as of the 31st day of December, 1992, by and between NATIONSBANK OF

          NORTH CAROLINA, N.A., a national banking association with its principal office and place of business in Charlotte, North

          Carolina (hereinafter referred to as "NationsBank - North Carolina" or the "Primary Trustee"), and NATIONSBANK OF TEXAS,

          N.A., a national banking association with its principal office and place of business in Dallas, Texas (hereinafter referred to as "NationsBank - Texas" or the "Ancillary Trustee");
                                 Statement of Purpose

               Effective January 1, 1993 the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan will merge with and into the

          NationsBank Corporation and Designated Subsidiaries Stock/Thrift Plan (the "Stock/Thrift Plan") to form The NationsBank Retirement

          Savings Plan (the "Plan"). The Plan will consist of two components: a profit-sharing savings plan under which participating employees make pre-tax savings contributions pursuant to Section 401(k) of the Internal Revenue Code, and an

          "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Internal Revenue Code (an "ESOP") under which

          NationsBank Corporation and other participating employers make matching contributions. The assets of the ESOP portion of the

          Plan will be held under the ESOP Trust. The assets of the non-ESOP portion of the Plan will be held under the Investment Trust pursuant to an Investment Trust Agreement between NationsBank Corporation and NationsBank - North Carolina, under which

          NationsBank - North Carolina will serve as Trustee.
               Prior to January 1, 1993, certain Stock/Thrift Plan assets situated in Texas were being held by NationsBank - Texas as Ancillary Trustee under an Ancillary Trust Agreement dated

          January 1, 1991 with NationsBank - North Carolina.  From and after January 1, 1993, NationsBank - Texas will continue to hold those assets, which will be a part of The NationsBank Retirement

          Savings Plan's Investment Trust. By this Agreement, the parties are amending and restating effective January 1, 1993 the said

          Ancillary Trust Agreement dated January 1, 1991 to set forth the terms and provisions pursuant to which NationsBank - Texas will serve as Ancillary Trustee with respect to those assets under The NationsBank Retirement Plan (as well as any additional assets that may thereafter become held hereunder).
               NOW, THEREFORE, the parties hereto hereby agree that the

          said Ancillary Trust dated January 1, 1991 between the parties is amended and restated effective as of January 1, 1993 to consist of the following Articles I through VIII:
                                      ARTICLE I

                                       PURPOSE
               The terms and provisions of this Ancillary Trust Agreement govern the Ancillary Trust maintained from and after January 1, 1993 under The NationsBank Retirement Savings Plan (the "Plan")

          and the Investment Trust Agreement executed in conjunction with the Plan. The Ancillary Trust is a part of the Plan and the

          Investment Trust and shall be maintained for the exclusive benefit of the Participants and their Beneficiaries, as provided in the Plan, the Investment Trust Agreement and this Ancillary Trust Agreement, for the purpose of:

                    (i) receiving, holding and investing certain assets of the Plan; and

                   (ii) distributing and transferring the assets of the Ancillary Trust to Participants and their Beneficiaries and to the other Trust(s) maintained under the Plan, when and as provided in the Plan, the Investment Trust Agreement and this Ancillary Trust Agreement.

          It shall be impossible for any part of the assets of the Ancillary Trust to be diverted to or used for purposes other than the exclusive benefit of the Participants or their Beneficiaries except as provided in the Plan, the Investment Trust Agreement or this Ancillary Trust Agreement and permitted qualified plans and trusts under the Act and the Code; provided that, subject to the foregoing, the Primary Trustee shall have the right to alter,

          modify, amend or terminate the Ancillary Trust or this Ancillary Trust Agreement at any time.

                                      ARTICLE II
                                     CONSTRUCTION

               SECTION 2.1.   GENERAL.
               (a)  Construction.  In the construction of this Ancillary

          Trust Agreement, reference is made to the definitions, terms and provisions of the Plan as set forth in the Plan, as the same may be amended from time to time, and the terms used in this Ancillary Trust Agreement shall have the same meanings as given the terms in the Plan unless the context clearly indicates otherwise. Whenever used in this Ancillary Trust Agreement,

          unless the context clearly indicates otherwise, the singular shall include the plural and the plural the singular. The conjunction "or" shall include both the conjunctive and disjunc-tive, and the adjective "any" shall mean one or more or all.

          References to the masculine gender are for convenience of expression only and shall refer to the other genders as well.

          Article, section and paragraph headings have been inserted for convenience of reference only and are to be ignored in any construction of the provisions of this Ancillary Trust Agreement. If any provision of this Ancillary Trust Agreement, as amended from time to time, shall be for any reason invalid or unenforceable, the remaining provisions shall nevertheless be valid, enforceable and fully effective.
               (b)  Intent.  It is the intent of the parties that the Plan shall at all times be a qualified plan under Section 401(a) of the Code and that the ESOP Trust, Investment Trust and Ancillary

          Trust shall at all times be exempt from taxation under Section 501(a) of the Code. It is also the intention of the parties that:
                    (i) the Plan other than the portion constituting the ESOP shall continue to be a "profit-sharing plan" within the meaning of Section 401(a) of the Code; and







                   (ii) the portion of the Plan constituting the ESOP shall at all times be a stock bonus "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code.

          This Ancillary Trust Agreement shall be construed and interpreted to effectuate such intent.

               SECTION 2.2. APPLICABLE LAW. This Ancillary Trust Agreement and the Ancillary Trust herein provided for shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable and, to the extent such laws are not applicable, by the laws of the State of Texas.

                                     ARTICLE III
                                ASSETS AND INVESTMENTS

               SECTION 3.1. ANCILLARY TRUST ASSETS. The assets of the Ancillary Trust shall consist of those assets held from time to time hereunder by the mutual consent of the Primary Trustee and the Ancillary Trustee. Schedule A attached hereto lists the assets held under the predecessor Ancillary Trust as of January 1, 1991. The Ancillary Trustee's books and records shall be periodically updated to reflect any changes in the assets of the Ancillary Trust.

               SECTION 3.2.   INVESTMENT OF ASSETS.
               (a)  Investment Authority.  Subject to the limitations set forth in Section 3.2(b), the Ancillary Trustee shall have absolute power, authority and discretion with respect to the investment and reinvestment of the assets of the Ancillary Trust.
               (b)  Limitations; Other Investment Matters.  The investments or reinvestments of the assets of the Ancillary Trust shall not be restricted to such investments or reinvestments as are permissible for trustees generally under any present or future applicable state law, statute, rule of court, or court decision;

          provided, however:
                    (i) except to the extent permitted by the Act, no Ancillary Trust assets shall be invested in any "employer real property" as defined in the Act;







                   (ii) the indicia of ownership of any assets of the Ancillary Trust shall not be maintained outside the jurisdiction of the district courts of the United
               States; and

                  (iii) neither the Ancillary Trustee nor any other fiduciary nor the Trust shall engage in any transaction prohibited by the Act.

          Subject to the foregoing limitations, the Ancillary Trustee may cause all or any part of the assets of the Ancillary Trust,

          regardless of when contributed, to be commingled with the monies and assets of trusts created by others by causing such Ancillary

          Trust assets to be invested as a part of any common trust fund or collective investment fund maintained by the Ancillary Trustee or any affiliate of the Ancillary Trustee so long as the Ancillary Trustee or affiliate (as the case may be) is a "bank" within the meaning of said term as defined in Section 581 of the Code.
               Further, the Declaration of Trust dated June 15, 1991, as

          amended from time to time in accordance with the terms thereof, executed by the Ancillary Trustee and creating the NationsBank

          Investment Trust for Employee Benefit Plans, is incorporated herein by reference and is hereby made a part of the Ancillary

          Trust Agreement. Notwithstanding any other provision of the Ancillary Trust Agreement, the Ancillary Trustee may cause any part or all of the money or other property of the Ancillary Trust to be commingled with the money or other property of trusts created by others by causing such assets to be invested as a part of any one or more of the funds created by said Declaration of

          Trust, and assets of the Ancillary Trust so added to any of said funds at any time shall be subject to all of the provisions of said Declaration of Trust, as it is from time to time amended; provided, however, that the Ancillary Trust shall not invest any

          Ancillary Trust assets in the funds under the NationsBank Investment Trust for Employee Benefit Plans unless and until the

          Ancillary Trustee, in its capacity as trustee of the NationsBank Investment Trust for Employee Benefit Plans, has first been notified that said NationsBank Investment Trust for Employee Benefit Plans has been determined by the Internal Revenue Service to be a qualified trust which is exempt from income taxes under
          Section 501(a) of the Code by reason of being part of a plan described in Section 401(a) of the Code.
               The Ancillary Trustee is also expressly authorized (i) to

          invest any assets of the Ancillary Trust in certificates of deposit issued by, or time deposit-open accounts or other accounts or other deposits in, the Ancillary Trustee or any such affiliate bearing a reasonable rate of interest and (ii) to lend securities owned by the Ancillary Trust in such amounts or quantities and on such terms and conditions as the Ancillary

          Trustee shall, in its exclusive discretion, from time to time determine.

               The Ancillary Trustee may also invest any assets of the Ancillary Trust in shares of any open-end investment company registered under the Investment Company Act of 1940, including those with respect to which the Primary Trustee (or any affiliate of the Primary Trustee, including without limitation the Ancillary Trustee) serves as investment advisor or with respect to which the Primary Trustee (or such affiliate) serves in any other capacity, including without limitation companies maintained under the Nations Fund Family, so long as such investment is permitted by the Act and the Code.

               Further, the Declaration of Trust dated July 31, 1991, executed by C&S/Sovran Trust Company (Florida), N.A. and the other Trustees thereunder, as heretofore amended and as hereafter amended from time to time in accordance with the terms thereof,

          and creating the C&S/Sovran Pooled Pension and Profit Sharing Trust (the "C&S/Sovran Declaration of Trust"), is incorporated herein by reference and is hereby made a part of the Ancillary Trust. Notwithstanding any other provision of the Ancillary

          Trust Agreement, the Ancillary Trustee may cause any part or all of the money or other property of the Ancillary Trust to be commingled with the money or other property of trust created by others by causing such assets to be invested as part of any one or more of the funds created by the C&S/Sovran Declaration of Trust, and assets of the Ancillary Trust so added to any of said funds at any time shall be subject to all of the provisions of the C&S/Sovran Declaration of Trust, as it is from time to time amended. Provided, however, that any trustee under the C&S/Sovran Declaration of Trust, as trustee in that capacity shall not accept deposits from the Ancillary Trustee unless and until it has received written notice that said trust has been determined by the Internal Revenue Service to be a qualified trust which is exempt from income taxes under Section 501(a) of the Code by reason of being part of a plan described in Section 401(a) of the Code.

               Further, the instrument dated May 23, 1989, executed by Sovran Bank/Central South, as heretofore amended and as hereafter amended from time to time in accordance with the terms thereof, and creating the Sovran Bank/Central South Group Trust for

          Employee Benefit Plans (the "Group Trust"), is incorporated herein by reference and is hereby made a part of the Ancillary

          Trust. Notwithstanding any other provision of the Ancillary Trust Agreement, the Ancillary Trustee may cause any part or all of the money or other property of the Ancillary Trust to be commingled with the money or other property of trust created by others by causing such assets to be invested as part of any one or more of the funds created by the Group Trust, and assets of the Ancillary Trust so added to any of said funds at any time shall be subject to all of the provisions of the Group Trust, as it is from time to time amended. Provided, however, that any trustee under the Group Trust, as trustee in that capacity shall not accept deposits from the Ancillary Trustee unless and until it has received written notice that said trust has been determined by the Internal Revenue Service to be a qualified trust which is exempt from income taxes under Section 501(a) of the Code by reason of being part of a plan described in Section 401(a) of the Code.







                                     ARTICLE IV
                                  DUTIES AND POWERS

               SECTION 4.1.   DUTIES.
               (a)  General.  The Ancillary Trustee shall have the powers,

          duties and responsibilities specifically or by necessary implication set forth in this Ancillary Trust Agreement including, without limitation, the following:
                    (i)  to manage and control the assets of the
               Ancillary Trust pursuant to the Plan, the Investment Trust Agreement and this Ancillary Trust Agreement and to prepare and submit the financial information with respect to said assets (including the valuations there-of) agreed to between the Ancillary Trustee and the Primary Trustee or required to be furnished to the Committee, the Primary Trustee, any Participant and Beneficiary or any regulatory authority under the Act;

                   (ii)  to make distributions from the Ancillary
               Trust in accordance with the directions of the Primary Trustee or the Committee; and

                  (iii) to receive, hold, manage, convert, sell, exchange, invest, reinvest, disburse, distribute or otherwise deal with all of the assets now or hereafter held by the Ancillary Trustee, together with all contributions by the Primary Trustee to the Ancillary Trust and other transfers of Plan assets to the Ancillary Trust and the income and gains therefrom, in the manner and for the uses and purposes provided in this Ancillary Trust Agreement.

          All requests, directions, requisitions for monies, certifications and instructions by the Primary Trustee or the Committee to the Ancillary Trustee shall be in writing, signed by such person or persons as may be designated from time to time by the Primary Trustee or the Committee, and the Ancillary Trustee shall act and shall be fully protected in acting in accordance with such requests, directions, requisitions, certifications and instructions. The Primary Trustee or the Committee need not specify the application to be made of any monies, and the

          Ancillary Trustee shall be fully protected in making payments of monies upon requisition of the Primary Trustee or the Committee and shall be charged with no responsibility whatsoever respecting the application of such monies or for the administration of the







          Plan. The Primary Trustee shall promptly furnish to the Ancillary Trustee from time to time certificates evidencing the designation of the person or persons authorized to act on its behalf, together with specimens of their signatures, and the

          Committee shall likewise furnish certificates evidencing the appointment and termination of office of the members of the

          Committee and the designation of the person or persons authorized to act on behalf of the Committee (together with a specimen of the signature of any person who is not a member of the Committee), and for all purposes hereunder the Ancillary Trustee shall be conclusively entitled to rely upon such certificates as evidence of the identity and authority of the persons as disclosed thereby.
               (b)  Limitation.  Except to the extent provided in this

          Ancillary Trust Agreement, the Investment Trust Agreement or the Plan and as otherwise required by applicable law, the Ancillary

          Trustee shall not be responsible for the administration of the Plan nor for the acts or omissions of any other fiduciary (or agent thereof) with respect to the Plan unless:
                    (i) the Ancillary Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach of trust;

                   (ii)  by the Ancillary Trustee's breach of
               fiduciary duty in the administration of its specific responsibilities, the Ancillary Trustee enables such other fiduciary to commit a breach of trust; or

                  (iii) the Ancillary Trustee has knowledge of a breach of trust by another fiduciary and fails to make reasonable efforts under the circumstances to remedy such breach of trust.

               SECTION 4.2.   POWERS OF ANCILLARY TRUSTEE.  The Ancillary

          Trustee, in addition to and not in modification of or limitation of all of the Ancillary Trustee's common law and statutory authority, but subject to the provisions of Section 3.2 of this Ancillary Trust Agreement with respect to the investments of the

          Ancillary Trust, shall have all of the following powers with regard to all property which shall at any time and from time to time form a part of the assets of the Ancillary Trust:

                    (i) to sell, exchange, convey, transfer, borrow, mortgage, pledge, lease (with or without option to purchase and whether or not such lease may extend beyond the term of the Ancillary Trust), or otherwise dispose of the same, without the approval of any court and without obligation upon any person dealing with the Ancillary Trustee to see to the application of any money or other property delivered to it;

                   (ii) to purchase, or subscribe for, any securities or other property and to retain the same in the Ancillary Trust;

                  (iii) to sell at public or private sale, for cash or upon credit, with or without security, and upon such other terms and conditions as the Ancillary Trustee may consider advisable, or otherwise to dispose of any property, both real and personal, tangible or intangible, in which the Ancillary Trust may from time to time be invested; and to grant options to purchase any of the stock or securities in which the Ancillary Trust may be invested from time to time and to acquire options to purchase stock or securities identical to those for which the Ancillary Trustee has previously granted an option to purchase;

                   (iv)  to vote any stocks, bonds or other
               securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities; and generally to exercise any or all of the powers of an owner with respect to stocks, bonds, securities or other property held as a part of the Ancillary Trust;

                    (v) for convenience of administration, or to facilitate transfers of securities, to cause any stocks, securities or other property, including real property, at any time held by the Ancillary Trustee to be registered or held in the name of the Ancillary Trustee or of the nominee or nominees of the Ancillary Trustee without disclosure of the Ancillary Trust or to take and keep any securities unregistered in such form that they will pass by delivery, but no such registration or holdings shall relieve the Ancillary Trustee from responsibility for the acts of any nominee or nominees selected by it, or from its responsibility for the safe custody of any such stocks, securities or other property;

                   (vi) to collect the principal and income of the Ancillary Trust as the same shall become due and payable and to give binding receipt therefor, and if at any time there shall be a default in the payment of such principal or income, or any part thereof, to take such action, whether by legal proceedings, compromise or otherwise, as the Ancillary Trustee, in its discretion, shall deem to be in the best interest of the Ancillary Trust; any property acquired by the Ancillary Trustee under judicial sale, or otherwise, in the enforcement or compromise of any such claim or claims, shall be and become a part of the Ancillary Trust and dealt with as such by the Ancillary Trustee;

                  (vii) to keep such portion of the Ancillary Trust in cash as the Ancillary Trustee may, from time to time, deem to be in the best interest of the Ancillary Trust, without liability for interest thereon;

                 (viii) to make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                   (ix) to settle and compromise any claims, debts or damages due or owing to or from the Ancillary Trust, and to commence or defend suits or legal and administrative proceedings; and

                    (x) to employ suitable agents and counsel (who may be counsel for the Primary Trustee), and to pay their reasonable compensation and expenses.

                                      ARTICLE V
                          VALUATION OF ASSETS AND ACCOUNTING

               SECTION 5.1. VALUATION OF ASSETS. The assets of the Ancillary Trust shall be valued as of each Valuation Date and at any other time(s) mutually agreeable to the Primary Trustee or the Committee and the Ancillary Trustee at the then existing fair market value, or in the absence of a readily ascertainable fair market value, at such values as the Ancillary Trustee shall determine in accordance with methods consistently followed and uniformly applied. The Ancillary Trustee shall be responsible for the valuations of the assets of the Ancillary Trust hereunder.







               SECTION 5.2. ACCOUNTINGS. The Ancillary Trustee, as soon as practicable after each Valuation Date and after such other date(s) during the Plan Year as the Ancillary Trustee and the Primary Trustee or the Committee shall agree, shall cause a full account of the administration of the Ancillary Trust hereunder during the accounting period then ended to be rendered to the

          Primary Trustee or the Committee and shall furnish to the Primary Trustee or the Committee such information as is necessary for the timely preparation of the statements, returns, reports and infor-mation required to be submitted, filed or distributed by the

          Primary Trustee or the Committee within sufficient time to permit the Primary Trustee or the Committee to cause to be prepared and distributed or filed such statements, returns, reports and information.

                                      ARTICLE VI
                                 AMENDMENT AND MERGER

               SECTION 6.1.   RESERVATION OF RIGHT TO AMEND AND
          RESTRICTIONS THEREON.  The Primary Trustee reserves and shall have the right at any time, and from time to time, to amend, modify or alter, in whole or in part, any of the terms and provisions of the Ancillary Trust and this Ancillary Trust Agree-ment, and any such amendment may be retroactive to the extent not prohibited by applicable law; provided, however, that no amendment shall authorize or permit any part of the Ancillary

          Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries or shall have the effect of revesting in the Primary Trustee any part of the assets of the Ancillary Trust unless such amendment is permitted or required by laws governing qualified plans and such amendment does not affect the status of the Plan as a qualified plan under the Code or the status of the Ancillary Trust as a tax-exempt trust under the Code.

               SECTION 6.2. AMENDMENT PROCEDURE. Any amendment to this Ancillary Trust Agreement shall be effected by a written agreement between the Primary Trustee and the Ancillary Trustee, which amendment shall become a part of this Ancillary Trust







          Agreement; provided, however, if the Ancillary Trustee is un-willing or unable to execute such amendment, it may resign or be removed by the Primary Trustee.
               SECTION 6.3.   MERGER OR CONSOLIDATION.  The Plan and its

          trusts (including the Ancillary Trust) shall not be merged or consolidated with any other plan and trust, nor shall the assets or liabilities of the Plan and trusts be transferred to any other plan and trust, unless the benefit which each Participant would receive immediately after such merger, consolidation or transfer if the Plan and trusts had then terminated is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer if the Plan and trusts had then terminated.
                                     ARTICLE VII

                 RESIGNATION, REMOVAL AND SUCCESSOR ANCILLARY TRUSTEE
               SECTION 7.1.   RESIGNATION.  The Ancillary Trustee may

          resign from the Ancillary Trust at any time by giving sixty (60) days advance written notice to the Primary Trustee and the

          Committee. Upon such resignation becoming effective, the Ancillary Trustee shall render to the Primary Trustee and the

          Committee a full account of its administration of the Ancillary Trust during the period following that covered by the last accounting, and shall perform all acts necessary to transfer and deliver the assets of the Ancillary Trust and all information and data relating to such administration to its successor.
               SECTION 7.2.   REMOVAL.  The Primary Trustee may remove the

          Ancillary Trustee at any time upon delivery of sixty (60) days prior written notice to the Ancillary Trustee. In the event of such removal, the Ancillary Trustee shall be under the same duties to account and to transfer and deliver the assets of the

          Ancillary Trust and all information and data relating to such administration to its successor.

               SECTION 7.3. SUCCESSOR. In the event of a vacancy in the Ancillary Trusteeship of the Ancillary Trust occurring at any time, the Primary Trustee shall designate and appoint a qualified successor corporate Ancillary Trustee of the Ancillary Trust.







          Any such successor Ancillary Trustee shall have all the rights and powers and all of the duties and responsibilities herein conferred upon the original Ancillary Trustee. If a successor Ancillary Trustee is not appointed within sixty (60) days after the Ancillary Trustee gives notice of its resignation pursuant to
          Section 7.1, the Ancillary Trustee may apply to any court of competent jurisdiction for appointment of a successor.
                                     ARTICLE VIII

                                    MISCELLANEOUS
               SECTION 8.1.   ANCILLARY TRUSTEE'S COMPENSATION AND

          EXPENSES. The Ancillary Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon by the

          Ancillary Trustee and the Primary Trustee. In addition, the Ancillary Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees, incurred by the Ancillary Trustee in the administration of the Ancillary Trust hereunder. The Ancillary Trustee's compensation and expenses shall be a charge upon and paid out of the assets of the Plan

          (whether the assets of the Investment Trust or the Ancillary Trust) except to the extent, if any, that the Participating

          Employers in their discretion pay such compensation and expenses themselves. The amount of any such compensation or expenses to be charged to the Plan shall not be charged to the Plan until the Ancillary Trustee has provided the Committee a copy of the invoice, bill or other written statement for such compensation or expenses.

               SECTION 8.2. TAXES. The Ancillary Trustee shall pay out of the Ancillary Trust assets all taxes imposed or levied with respect to the Ancillary Trust or any part thereof, under existing or future laws, and in its discretion may contest the validity or amount of any tax, assessment, claim or demand with respect to the Ancillary Trust or any part thereof.

               SECTION 8.3. RECORDS. The Ancillary Trustee shall keep accurate and detailed accounts of all investments, receipts,

          disbursements and other transactions hereunder. All accounts, books and records relating thereto shall be open to inspection by any person or persons designated by the Committee or the Primary Trustee at any reasonable time.

               SECTION 8.4. ACCEPTANCE BY ANCILLARY TRUSTEE. The Ancillary Trustee, by joining in the execution of this Ancillary

          Trust Agreement, signifies its acceptance of the Ancillary Trust created hereunder.

               SECTION 8.5. AGREEMENT BINDING. This Agreement and all amendments hereafter adopted shall be binding upon the parties hereto, their successors and assigns, and upon the Participants and their Beneficiaries, heirs, executors, administrators,

          personal representatives and assigns.
               SECTION 8.6.   GENERAL RESTRICTIONS.  Neither the Ancillary

          Trustee nor any fiduciary with respect to the Plan shall exercise any power, make any investment, engage in any act or transaction or take any other action whatever that shall cause or result in:
                    (i) the Ancillary Trust losing its status as a trust exempt from taxation under the Code;

                   (ii) the Plan losing its status as a qualified plan under the Code; or

                  (iii)  a transaction which is prohibited the
               Ancillary Trust under the Act.

               IN WITNESS WHEREOF, the Primary Trustee and the Ancillary

          Trustee have executed this Ancillary Trust Agreement as of the day and year first above written.

                                        NATIONSBANK OF NORTH CAROLINA, N.A.



                                        By:  /s/ G. Scott Harville
                                             Vice President
                                           [signing officer's name
                                           and title]

                                        "PRIMARY TRUSTEE"







                                        NATIONSBANK OF TEXAS, N.A.



                                        By:  /s/ Ellen McCrary
                                             Assistant Vice President
                                           [signing officer's name
                                           and title]

                                        "ANCILLARY TRUSTEE"







                   SCHEDULE A:  Ancillary Trust Assets as of 1/1/93

                           [To be completed by the Trustee]